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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JULY 16, 2001  (JULY 13, 2001)
                                                 -------------------------------

                                SCI SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


               DELAWARE                     0-2251              63-0583436
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       (State or other jurisdiction       (Commission        (IRS Employer
             of incorporation)            File Number)       Identification No.)


2101 WEST CLINTON AVENUE, HUNTSVILLE, ALABAMA                         35805
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               (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      (256) 882-4603
                                                  ------------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

         On July 13, 2001, SCI Systems, Inc. (the "Company") entered into an Agreement and Plan of Reorganization by and among the Company, Sanmina Corporation ("Sanmina") and Sun Acquisition Subsidiary, Inc., a wholly-owned subsidiary of Sanmina (the "Merger Sub"), pursuant to which the Merger Sub will be merged into and with the Company, as a result of which holders of common stock of the Company will be entitled to exchange each share of common stock of the Company owned by them for 1.36 shares of common stock of Sanmina.

         Certain affiliates of each of the Company and Sanmina will enter into voting agreements pursuant to which they will agree, subject to the terms of the voting agreements, to retain their shares of common stock of the Company or Sanmina, as the case may be, until the date of the merger and agree to vote such shares in favor of the merger.

         A copy of the Merger Agreement and the forms of voting agreements are filed as exhibits to this Current Report on Form 8-K.

         Also filed as exhibits to this Current Report on Form 8-K is a copy of the press release dated July 16, 2001 announcing the proposed merger.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.
                  --------

                  4.1.     Agreement and Plan of Reorganization by and among Sanmina
                           Corporation, Sun Acquisition Subsidiary, Inc. and SCI
                           Systems, Inc. dated as of July 13, 2001.

                  99.1 Joint press release dated July 16, 2001 issued by Sanmina Corporation and SCI Systems, Inc.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


 Date:  July 16, 2001              SCI SYSTEMS, INC.



                                   By: /s/ Michael M. Sullivan
                                      -----------------------------------------
                                           Name:  Michael M. Sullivan
                                           Title: General Counsel and Secretary


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                                  EXHIBIT INDEX

         NO.               DESCRIPTION
         ---               -----------

         4.1. Agreement and Plan of Reorganization by and among Sanmina Corporation, Sun Acquisition Subsidiary, Inc.
                           and SCI Systems, Inc. dated as of July 13, 2001.

         99.1 Joint press release dated July 16, 2001 issued by Sanmina Corporation and SCI Systems, Inc.
